UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

July 7, 2014

CABELA’S CREDIT CARD MASTER NOTE TRUST

(Issuing Entity)

CABELA’S MASTER CREDIT CARD TRUST

(Issuer of Series 2004-1 certificates)

WFB FUNDING, LLC

(Depositor/Registrant)

WORLD’S FOREMOST BANK

(Sponsor)

(Exact name of Issuing Entity, Issuer of Series 2004-1 Certificate, Depositor/Registrant and Sponsor,

as Specified in their Respective Charters)

Delaware

(State or Other Jurisdiction of Incorporation of Issuing Entity)

Nebraska

(State or Other Jurisdiction of Incorporation of Registrant)

333-192577, 333-192577-01 and 333-192577-02	71-0931225
(Commission File Numbers for Registrant, Issuer of Series 2004-1 certificate and Issuing Entity, respectively)	(Registrants’ I.R.S. Employer Identification Nos. for Registrant)

One Cabela Drive, Sidney, Nebraska	69160
(Address of Principal Executive Offices of Registrant)	(Zip Code)

(402) 323-5958

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

WFB Funding, LLC (the “Depositor”) entered into an Underwriting Agreement, dated July 7, 2014 (“Underwriting Agreement”), among the Depositor, World’s Foremost Bank, Wells Fargo Securities, LLC, RBC Capital Markets, LLC, and Merrill Lynch, Pierce, Fenner & Smith Incorporated relating to the Series 2014-II Class A Asset-Backed Notes (the “Underwritten Notes”) issued by Cabela’s Credit Card Master Note Trust described in the related Prospectus dated July 7, 2014 and the related Prospectus Supplement dated July 7, 2014.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits

EXHIBIT NO.	DOCUMENT DESCRIPTION

1.1	Underwriting Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 9, 2014	WFB FUNDING, LLC, as Depositor

	By:	WFB Funding Corporation, its
Managing Member

	By:	/s/ Kevin J. Werts
	Name:	Kevin J. Werts
	Title:	Secretary and Treasurer

EXHIBIT INDEX

Exhibit No.	Document Description

Exhibit 1.1	Underwriting Agreement